DELAWARE GROUP VOYAGEUR
TAX-FREE NEW YORK FUND A CLASS
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                                  n
                          P(1 + T)  = ERV

       TEN
      YEARS
-----------------
                        10
            $1000(1 - T)  = $1,991.70


T =          7.13%

DELAWARE GROUP VOYAGEUR
TAX-FREE NEW YORK FUND A CLASS
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                                  n
                          P(1 + T)  = ERV

       TEN
      YEARS
----------------
                        10
            $1000(1 - T)  = $2,069.33


T =          7.54%

DELAWARE GROUP VOYAGEUR
TAX-FREE NEW YORK FUND B CLASS
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                                  n
                          P(1 + T)  = ERV

      THREE
      YEARS
----------------
                        3
            $1000(1 - T)  = $1,188.5


T =         5.93%

DELAWARE GROUP VOYAGEUR
TAX-FREE NEW YORK FUND B CLASS
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                                  n
                          P(1 + T)  = ERV

      THREE
      YEARS
----------------
                        3
            $1000(1 - T)  = $1,158.5


T =          5.03%

DELAWARE GROUP VOYAGEUR
TAX-FREE NEW YORK FUND C CLASS
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                                  n
                          P(1 + T)  = ERV

   ONE
   YEAR
------------
                        1
            $1000(1 - T)  = $1,052.9


T =          5.29%

DELAWARE GROUP VOYAGEUR
TAX-FREE NEW YORK FUND C CLASS
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                                  n
                          P(1 + T)  = ERV

   ONE
   YEAR
------------
                        1
            $1000(1 - T)  = $1,062.8


T =          6.29%

DELAWARE GROUP VOYAGEUR
TAX-FREE NEW YORK FUND A CLASS
TOTAL RETURN PERFORMANCE
TEN YEARS
------------------------------------------------------------------------------

Initial Investment                      $1,000.00
Beginning OFFER                            $10.39
Initial Shares                             96.246


Fiscal        Beginning           Dividends          Reinvested       Cumulative
Year           Shares            for Period            Shares           Shares

------------------------------------------------------------------------------
1988            96.246             $0.732              7.093           103.339
------------------------------------------------------------------------------
1989           103.339             $0.735              7.440           110.779
------------------------------------------------------------------------------
1990           110.779             $0.649              7.109           117.888
------------------------------------------------------------------------------
1991           117.888             $0.808              9.190           127.078
------------------------------------------------------------------------------
1992           127.078             $0.826              9.862           136.940
------------------------------------------------------------------------------
1993           136.940             $0.792              9.755           146.695
------------------------------------------------------------------------------
1994           146.695             $0.640              8.898           155.593
------------------------------------------------------------------------------
1995           155.593             $0.622              9.147           164.740
------------------------------------------------------------------------------
1996           164.740             $0.588              9.242           173.982
------------------------------------------------------------------------------
1997           173.982             $0.781             13.208           187.190
------------------------------------------------------------------------------

Ending Shares                                         187.190
Ending NAV                                        x    $10.64
                                                     --------
Investment Return                                   $1,991.70





Total Return Performance
------------------------
Investment Return                                   $1,991.70
Less Initial Investment                             $1,000.00
                                                    ---------
                                                      $991.70 / $1,000.00 x 100



Total Return:                                           99.17%

DELAWARE GROUP VOYAGEUR
TAX-FREE NEW YORK FUND A CLASS
TOTAL RETURN PERFORMANCE
TEN YEARS
------------------------------------------------------------------------------

Initial Investment                            $1,000.00
Beginning OFFER                                  $10.00
Initial Shares                                  100.000


Fiscal         Beginning          Dividends         Reinvested        Cumulative
 Year           Shares           for Period           Shares            Shares

-------------------------------------------------------------------------------
 1988           100.000            $0.732             7.370             107.370
-------------------------------------------------------------------------------
 1989           107.370            $0.735             7.730             115.100
-------------------------------------------------------------------------------
 1990           115.100            $0.649             7.386             122.486
-------------------------------------------------------------------------------
 1991           122.486            $0.808             9.548             132.034
-------------------------------------------------------------------------------
 1992           132.034            $0.826            10.244             142.278
-------------------------------------------------------------------------------
 1993           142.278            $0.792            10.134             152.412
-------------------------------------------------------------------------------
 1994           152.412            $0.640             9.247             161.659
-------------------------------------------------------------------------------
 1995           161.659            $0.622             9.503             171.162
-------------------------------------------------------------------------------
 1996           171.162            $0.588             9.601             180.763
-------------------------------------------------------------------------------
 1997           180.763            $0.781            13.723             194.486
-------------------------------------------------------------------------------

Ending Shares                                         194.486
Ending NAV                                      x      $10.64
                                                  -----------
Investment Return                                   $2,069.33





Total Return Performance
------------------------
Investment Return                                 $2,069.33
Less Initial Investment                           $1,000.00
                                                  ---------
                                                  $1,069.33 / $1,000.00 x 100




Total Return:                                          106.93%

DELAWARE GROUP VOYAGEUR
TAX-FREE NEW YORK FUND B CLASS
TOTAL RETURN PERFORMANCE
THREE YEARS (INCLUDING CDSC)
------------------------------------------------------------------------------

Initial Investment                             $1,000.00
Beginning OFFER                                   $10.46
Initial Shares                                    95.602


Fiscal       Beginning        Dividends         Reinvested           Cumulative
 Year         Shares         for Period           Shares               Shares

-------------------------------------------------------------------------------
  1995         95.602          $0.514             4.633                 100.235
-------------------------------------------------------------------------------
  1996        100.235          $0.490             4.665                 104.900
-------------------------------------------------------------------------------
  1997        104.900          $0.700             7.125                 112.025
-------------------------------------------------------------------------------





Ending Shares                                        112.025
Ending NAV                                       x    $10.61
                                                   ---------
                                                   $1,188.59
Less CDSC                                             $30.00
                                                   ---------

Investment Return                                  $1,158.59


Total Return Performance
------------------------
Investment Return                                  $1,158.59
Less Initial Investment                            $1,000.00
                                                   ---------
                                                   $  158.59 / $1,000.00 x 100



Total Return:                                          15.86%

DELAWARE GROUP VOYAGEUR
TAX-FREE NEW YORK FUND B CLASS
TOTAL RETURN PERFORMANCE
THREE YEARS (EXCLUDING CDSC)
------------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning OFFER                                 $10.46
Initial Shares                                  95.602


Fiscal        Beginning           Dividends         Reinvested        Cumulative
 Year          Shares            for Period           Shares            Shares

--------------------------------------------------------------------------------
 1995          95.602              $0.514              4.633            100.235
--------------------------------------------------------------------------------
 1996         100.235              $0.490              4.665            104.900
--------------------------------------------------------------------------------
 1997         104.900              $0.700              7.125            112.025
--------------------------------------------------------------------------------





Ending Shares                                  112.025
Ending NAV                                 x    $10.61
                                             ---------
Investment Return                            $1,188.59





Total Return Performance
------------------------
Investment Return                            $1,188.59
Less Initial Investment                      $1,000.00
                                             ---------
                                             $  188.59 / $1,000.00 x 100



Total Return:                                    18.86%

DELAWARE GROUP VOYAGEUR
TAX-FREE NEW YORK FUND C CLASS
TOTAL RETURN PERFORMANCE
ONE YEAR (INCLUDING CDSC)
------------------------------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                         $10.66
Initial Shares                          93.809


Fiscal        Beginning        Dividends          Reinvested       Cumulative
 Year          Shares         for Period            Shares           Shares

-------------------------------------------------------------------------------
 1997          93.809           $0.700              6.369            100.178
-------------------------------------------------------------------------------







Ending Shares                                      100.178
Ending NAV                                     x    $10.61
                                                 ---------
                                                 $1,062.89
Less CDSC                                            $9.95
                                                 ---------

Investment Return                                $1,052.94


Total Return Performance
------------------------
Investment Return                                $1,052.94
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $52.94 / $1,000.00 x 100



Total Return:                                         5.29%

DELAWARE GROUP VOYAGEUR
TAX-FREE NEW YORK FUND C CLASS
TOTAL RETURN PERFORMANCE
ONE YEAR (EXCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                              $1,000.00
Beginning OFFER                                    $10.66
Initial Shares                                     93.809


Fiscal        Beginning           Dividends         Reinvested        Cumulative
 Year          Shares            for Period           Shares            Shares

--------------------------------------------------------------------------------
 1997          93.809              $0.700              6.369            100.178
--------------------------------------------------------------------------------





Ending Shares                                         100.178
Ending NAV                                       x     $10.61
                                                    ---------
Investment Return                                   $1,062.89





Total Return Performance
------------------------
Investment Return                                   $1,062.89
Less Initial Investment                             $1,000.00
                                                    ---------
                                                       $62.89 / $1,000.00 x 100



Total Return:                                            6.29%